SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549


                                  FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported):  October 23, 2003

                           HAEMONETICS CORPORATION
           (Exact Name of Registrant as Specified in its Charter)

         Massachusetts                 1-10730               04-2882273
-------------------------------    ----------------    ----------------------
(State or other jurisdiction of    (Commission File        (IRS Employer
incorporation or organization)         Number)         Identification Number)


     400 Wood Road Braintree, MA                        02184
   -------------------------------                   ----------
   (Address of principal executive                   (Zip Code)
    offices)


      Registrant's telephone number, including area code (781) 848-7100


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Item 9.   Regulation FD Disclosure.
-----------------------------------

      The following information is intended to be included under "Item 12. Results of Operations and Financial Condition" and is included under this
Item 9 in accordance with SEC Release No. 33-8216.

      On October 23, 2003 Haemonetics Corporation (the "Company") issued a press release regarding its financial results for the second quarter and year to date ended September 27, 2003. The Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

      The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.


Exhibits
--------

      99.1   Press Release dated October 23, 2003 of Haemonetics Corporation.


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                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HAEMONETICS CORPORATION


Date:  October 23, 2003                By:  s/Ronald  J. Ryan
                                           --------------------------------
                                           Ronald J. Ryan, Vice President
                                            and Chief Financial Officer


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